As filed with the Securities and Exchange Commission on January 29, 2021.

No. 333-146827

No. 811-22135

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 538	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 539	☒

Innovator ETFs Trust

(Exact Name of Registrant as Specified in Charter)

109 North Hale Street
Wheaton, Illinois 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 208-5212

Corporation Service Company

2711 Centerville Road, Suite 400
Wilmington, New Castle County, Delaware 19808

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

☐     Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐     On (date) pursuant to paragraph (b) of Rule 485.

☒     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐     On (date) pursuant to paragraph (a) of Rule 485.

☐     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐     On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 538

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Innovator Growth-100 Triple Accelerated Return ETFTM — April

Part B - Statement of Additional Information for Innovator Growth-100 Triple Accelerated Return ETFTM — April

Part C - Other Information

Signatures

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated January 29, 2021

Prospectus

Innovator Growth-100 Triple Accelerated Return ETFTM – April

(Cboe BZX—____)

__________, 2021

Innovator Growth-100 Triple Accelerated Return ETFTM – April (the “Fund”)
is a series of Innovator ETFs Trust (the “Trust”) and is an actively managed ETF.

•

The Fund will invest substantially all of its assets in a portfolio of FLexible EXchange® Options (“FLEX Options”) that references the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. The Fund uses FLEX Options to employ a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund discussed below (the “Outcomes”) are based upon the performance of the Underlying ETF’s share price over an approximately one-year period from April 1 through March 31 of the following year (the “Outcome Period”), with a current Outcome Period of April __, 2021 through March 31, 2022. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•

The Fund’s strategy has been specifically designed to produce the Outcomes over the duration of the Outcome Period. The Outcomes may only be realized by investors that are holding shares of the Fund (“Shares”) at the outset of an Outcome Period and continue to hold them until that Outcome Period concludes. An investor that purchases Shares after an Outcome Period has begun or sells Shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide.

•

If the Underlying ETF’s share price increases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund Shares for the entire Outcome Period with an Outcome that provides for an increase in value that is approximately three times the share price increase experienced by the Underlying ETF (the “Enhancement”), subject to an upside return cap (the “Cap”), discussed in greater detail below. If the Underlying ETF’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund Shares for the entire Outcome Period with a return that matches the decrease in value experienced by the Underlying ETF. Unlike other ETFs that utilize defined outcome investing strategies, the Fund does not seek to provide a buffer against Underlying ETF losses. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•

The gains experienced by the Fund are subject to the Cap, which represents the maximum percentage return the Fund can achieve from its FLEX Options that reference the Underlying ETF for the duration of the Outcome Period. Therefore, even though the Fund’s returns, and any potential for the Enhancement, are based upon the performance of the Underlying ETF’s share price, the Fund will not experience any gains of the Underlying ETF or Enhancement in excess of the Cap. If the Outcome Period has begun and the Fund has increased in value to a level near to the Cap, an investor purchasing Fund Shares at that price has little or no ability to achieve gains relating to the Underlying ETF or the Enhancement but remains vulnerable to downside risks. There is no guarantee that the Fund will successfully achieve its investment objective. The Cap may rise or fall from one Outcome Period to the next.

•

The Cap will be determined at the outset of each Outcome Period based upon prevailing market conditions. For the current Outcome Period, the Cap is set forth below, prior to taking into account any fees or expenses charged to shareholders (based upon the __ trading days prior to the date of this prospectus).

• The Cap is expected to be between __% and __%.

•

When the Fund’s annual Fund management fee of 0.__% of the Fund’s average daily net assets is taken into account, the Cap is revised downwards accordingly as set forth below (based upon the ___ trading days prior to the date of this prospectus) and will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

• The Cap is expected to be between __% and __%.

The Cap is based upon prevailing market conditions at the beginning of an Outcome Period and will therefore rise or fall from one Outcome Period to the next.

•

The Outcomes are based on the Fund’s NAV on the first day of the Outcome Period. The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF.

•

The Fund’s investment sub-adviser generally anticipates that the Fund’s NAV will move in the same direction as the Underlying ETF’s share price. For example, during an Outcome Period, the Fund’s NAV is expected to increase if the Underlying ETF’s share price increases and decrease if the Underlying ETF’s share price decreases, but is unlikely to do so at the same rate as the Underlying ETF or the Enhancement, if available. This is because prior to their expiration, the value of the Fund’s FLEX Options is not derived solely from the performance of the reference asset (the Underlying ETF), but a number of other factors as well, notably the number of days remaining until the options expire. As the number of days until the FLEX Options expire decreases, the value of the FLEX Options (and thus the Fund’s NAV) will more directly correlate with the returns experienced by the Underlying ETF, the Enhancement, if available, and the Outcomes the Fund seeks to provide. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to that time and there is no guarantee that the Outcomes will be achieved on the last day of the Outcome Period.

•

The Fund’s website, www.innovatoretfs.com/____, provides important Fund information (including Outcome Period start and end dates and information relating to the Enhancement and Cap), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the website. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the website to fully understand potential investment outcomes.

•

As stated above and explained in greater detail within the prospectus, if the Fund has experienced certain levels of either gains or losses from the Underlying ETF since the beginning of the Outcome Period, there may be little to no ability to achieve gains or benefit from the Enhancement for the remainder of the Outcome Period. The website contains important information that will assist you in determining whether to buy shares.

• Although the Fund’s shares are listed for trading on a national securities exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Funds and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. The table on the following page provides considerations for determining whether an investment in the Fund is appropriate for you.

Table of Contents

Summary Information	2

Additional Information About the Fund’s Principal Investment Strategies	16

Fund Investments	16

Additional Risks of Investing in the Fund	17

Investor Suitability	25

Management of the Fund	26

How to Buy and Sell Shares	28

Dividends, Distributions and Taxes	29

Distributor	34

Net Asset Value	34

Fund Service Providers	35

Premium/Discount Information	36

Investments by Other Investment Companies	36

Financial Highlights	36

Innovator Growth-100 Triple Accelerated Return ETFTM – April

Investment Objective

The Fund seeks to provide investors with returns that are approximately three times those of the Invesco QQQ TrustSM, Series 1, up to the upside cap of ___% (prior to taking into account management fees and other fees) and ___% (after taking into account management fees and other fees) while approximately matching Invesco QQQ TrustSM, Series 1 losses, over the period from April __, 2021 to March 31, 2022.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.__	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$__	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Principal Investment Strategies

General Strategy Description The Fund will invest substantially all of its assets in a portfolio of FLexible EXchange® Options (“FLEX Options”) that reference the Invesco QQQ TrustSM, Series 1 (the “Underlying ETF”). The Underlying ETF is a unit investment trust that seeks to track the investment results, before fees and expenses of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

Additional information about the Underlying ETF is set forth in the section entitled “Additional Information Regarding the Fund’s Principal Investment Strategies.” Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded options contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded options. Each of the FLEX Options purchased and sold throughout the Outcome Period will have the same terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold at the outset of the Outcome Period. A detailed explanation regarding the terms of the FLEX Options and the mechanics of the Fund’s strategy can be found below and in the section entitled “Additional Information About the Fund’s Principal Investment Strategies.”

The pre-determined outcomes sought by the Fund, which includes the upside return cap discussed below (the “Outcomes”), are based upon the performance of the Underlying ETF’s share price over an approximately one-year period from April 1 through March 31 of the following year (the “Outcome Period”), with a current Outcome Period of April __, 2021 through March 31, 2022. The start and end dates of an Outcome Period correspond to the date on which the Fund entered into the FLEX Options comprising its portfolio and the date on which those FLEX Options expire. Upon the conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date in approximately one year, and a new Outcome Period will begin. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun, or sell Shares prior to the Outcome Period’s conclusion, may experience investment returns very different from those that the Fund seeks to provide.

The Outcomes. If the Underlying ETF’s share price increases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund Shares for the entire Outcome Period with an Outcome that provides for an increase in value that is approximately three times the share price increase experienced by the Underlying ETF (the “Enhancement”), subject to an upside return cap discussed in greater detail below. If the Underlying ETF’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund Shares for the entire Outcome Period with an Outcome that provides for a decrease in value that is approximately equal to the share price decrease experienced by the Underlying ETF. The Fund seeks to participate in all Underlying ETF losses on a one-to-one basis. There is no guarantee that the Fund will successfully provide the Outcomes.

The hypothetical graphical illustration provided below is designed to illustrate the Outcomes based upon the hypothetical performances of the Underlying ETFs for a shareholder that holds Fund Shares for the entirety of the Outcome Period. Additional hypothetical graphical representations of the Outcomes are provided in “Additional Information Regarding the Fund’s Principal Investment Strategies.” There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund and certain expenses incurred by the Fund.

[Graph to be provided]

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the Underlying ETF from -100% to 100% and using corresponding examples of performance of the other Underlying ETF.  The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period.  There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the Underlying ETF, FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on the Fund’s Shares. The actual overall performance of the Fund during an Outcome Period will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/____, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Fund Performance	___%	___%	___%	___%	___%	___%	___%	___%	___%*	___%*	___%*	___%*

* The Cap is set on the first day of the Outcome Period and is ___% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.__% of the Fund’s average daily net assets is taken into account, the Cap is ___%. The Fund’s annual management fee of 0.__% of the Fund’s average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Cap amount for Fund shareholders.

The Outcome Period. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF over the duration of the Outcome Period. Because the terms of the FLEX Options don’t change, the Outcomes relate to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. A shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must be holding Shares on the day that the Fund enters into the FLEX Options and on the day those FLEX Options expire. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the underlying reference asset, the Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. The Fund’s investment sub-adviser generally anticipates that the Fund’s NAV will move in the same direction as the Underlying ETF’s share price. For example, during an Outcome Period, the Fund’s NAV is expected to increase if the Underlying ETF’s share price increases and decrease if the Underlying ETF’s share price decreases, but is unlikely to do so at the same rate as the Underlying ETF or Enhancement, if available. This is because prior to their expiration, the value of the Fund’s FLEX Options is not derived solely from the performance of the reference asset (the Underlying ETF), but a number of other factors as well, notably the number of days remaining until the options expire. As the number of days until the FLEX Options expire decreases, the value of the FLEX Options (and thus the Fund’s NAV) will more directly correlate with the returns experienced by the Underlying ETF, the Enhancement, if available, and the Outcomes the Fund seeks to provide. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to that time and there is no guarantee that the Outcomes will be achieved on the last day of the Outcome Period.

Cap on Potential Upside Returns. The extent to which the Fund will participate in gains experienced by the Underlying ETF and the Enhancement is subject to an upside return cap (the “Cap”) that represents the maximum percentage return the Fund can achieve from its FLEX Options that reference the Underlying ETF for the duration of the Outcome Period. Therefore, even though the Fund’s returns, and any potential for the Enhancement, are based upon the performance of the Underlying ETF’s share price, the Fund will not experience any gains of the Underlying ETF or Enhancement in excess of the Cap. The Cap should be considered before investing in the Fund. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value to a level near to the Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. The Cap may rise or fall from one Outcome Period to the next.

The Cap will be determined on the first day of the Outcome Period based upon prevailing market conditions. For the current Outcome Period, the Cap is set forth below, prior to taking into account any fees or expenses charged to shareholders (based upon the __ trading days prior to the date of this prospectus).

• The Cap is expected to be between __% and __%.

When the Fund’s annual Fund management fee of 0.__% of the Fund’s average daily net assets is taken into account, the Cap is revised downwards accordingly as set forth below (based upon the ___ trading days prior to the date of this prospectus) and will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

• The Cap is expected to be between __% and __%.

The occurrence of the Cap is a result of the design of the Fund’s principal investment strategy and the properties of the FLEX Options that comprise its portfolio. In order to provide the Outcomes (which is described in detail below), the Fund, at the outset of the Outcome Period, purchases a call option on the Underlying ETF with a strike price approximately equal to the Underlying ETF’s share price at the outset of the Outcome Period (an option that is “at-the-money”), as well as a call option with a strike price approximately equal to 0.80% of the Underlying ETF’s share price at the outset of the Outcome Period (an option that is “deeply in-the-money”). The call option that is deeply in-the-money provides exposure to the Underlying ETF’s price performance (positive or negative) over the duration of the Outcome Period. The call option that is purchased at-the-money, in combination with the call option that is deeply in-the-money, provide the Enhancement during Outcome Periods in which the Underlying ETF’s share price increases in value. As a purchaser of two call options, the Fund is obligated to pay a premium to the seller of each option. However, because the Fund’s principal investment strategy is designed so that all premiums that the Fund must pay in connection with its FLEX Options positions must be offset by premiums it receives in connection with its FLEX Options positions, the Fund will sell a call option entitling the Fund to receive a premium equal to the premiums it must pay in connection with its two purchased call options. The strike price of this FLEX Option relative to the Underlying ETF’s share price determines the Cap.

Enhancement. If the Underlying ETF’s share price increases in value over the duration of the Outcome Period, the Fund’s strategy has been designed such that the Fund will experience an increase in value that is approximately three times the increase experienced by the Underlying ETF, up to the Cap. At the outset of the Outcome Period, the Fund creates the Enhancement by purchasing one call option on the Underlying ETF at approximately the Underlying ETF’s current strike price and another call option that is deeply in-the-money. For Outcome Periods during which the Underlying ETF’s share price increases in value, these positions will provide the Enhancement, up to the Cap. The Fund’s returns will not exceed the Cap. There is no guarantee that the Fund will successfully provide the Enhancement.

Fund Rebalance.  The Fund is a continuous investment vehicle.  It does not terminate and distribute its assets at the conclusion of each Outcome Period.  On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information will be available on the Fund’s website, www.innovatoretfs.com/____, which also provides information relating to the Outcomes, including the Fund’s position relative to the Cap, of an investment in the Fund on a daily basis.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Enhancement Risk. During Outcome Periods in which the Underlying ETF increases in value, there can be no guarantee that the Fund will be successful in its strategy to provide enhancement of Underlying ETF returns. In the event an investor purchases Shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Shares, including any available Enhancement. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. Even though the Fund’s returns, and any potential for the Enhancement, are based upon the performance of the Underlying ETF’s share price, the Fund will not experience any gains of the Underlying ETF or Enhancement in excess of the Cap. The Fund’s strategy seeks to provide the Outcomes if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Shares.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

FLEX Options Performance Risk. The Fund’s overall performance will be based upon the price returns of the Underlying ETF, subject to the Cap. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF, and the remaining time to until the FLEX Options expire. The value of the FLEX Options will likely not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). As such, the Fund’s NAV will likely not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis. However, as a FLEX Option approaches its expiration date, its value can expected to increasingly correlate with the value of the Underlying ETF.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared. In a transaction involving such derivatives (“cleared derivatives”), the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver the Outcomes if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to achieve.

Underlying ETF Risk. Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETF, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein, such as Active Markets Risk, Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of owning an ETF also include the risks associated with the investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETF:

Equity Securities Risk. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Consumer Services Sector Risk. Companies in the consumer services sector may be adversely affected by, among other things, changes in industry competition, consumers’ disposable income and consumer preference. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by, among other things, domestic and international market competition, obsolescence due to rapid technological developments, new product introduction, unpredictable growth rates and competition for qualified personnel. Aggressive pricing and reduced profit margins, intellectual property rights protections, cyclical market patterns and evolving industry standards and government regulations may also impact information technology companies. The market prices of information technology securities may exhibit a greater degree of market risk and more frequent, sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Large Capitalization Companies Risk. The Underlying ETF invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Cap Change Risk. The Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Options or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Underlying ETF Caps and Cumulative Fund Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (as defined in “Purchase and Sale of Shares,”) Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Fluctuation of Net Asset Value Risk. The Fund’s Shares trade on the Exchange at their market price rather than their NAV. The market price may be at, above or below the Fund’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV.

Cash Transactions Risk. The Fund may effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemptions exclusively for in-kind securities. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”)

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Robert T. Cummings, Principal and Director of Global Trading at Milliman

•	Daniel S. Hare, Senior Trader and Risk Manager at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

• you fully understand the risks inherent in an investment in the Fund;

• you desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

• you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

• you are willing to forgo some or all of the investment return derived from the Underlying ETF’s dividend distributions;

• you do not seek an investment that provides protection against Underlying ETF losses;

• you fully understand that investments made when the Fund is at or near the Cap may have limited to no upside and will not benefit from the Enhancement the Fund seeks to provide;

• you are willing to forgo any gains in excess of the Cap;

• you understand that the Fund’s investments do not provide for dividends to the Fund;

• you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Enhancement;

• you are willing to accept the risk of losing your entire investment; and

• you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

• you do not fully understand the risks inherent in an investment in the Fund;

• you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period;

• you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

• you are unwilling to forgo some or all of the investment return derived from the Underlying ETF’s dividend distributions;

• you do seek an investment that provides protection against Underlying ETF losses;

• you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside and will not benefit from the Enhancement the Fund seeks to provide;

• you are unwilling to forgo any gains in excess of the Cap;

• you do not fully understand that the Fund’s investments do not provide for dividends to the Fund;

• you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Enhancement;

• you are unwilling to accept the risk of losing your entire investment; and

• you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

For more information regarding whether an investment in the Fund is right for you, please see “Investor Suitability” in the prospectus.

Additional Information About the Fund’s Principal Investment Strategies

The Fund seeks to provide returns based upon the price performance of the Underlying ETF over the duration of the Outcome Period, subject to the Cap and the Enhancement. The Cap and Enhancement are provided prior to taking into account annual Fund management fees equal to 0.__% of the Fund’s daily net assets, transaction fees and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Cap and Enhancement. There is no guarantee that the Fund will successfully provide the Outcomes.

The Underlying ETF is a unit investment trust that seeks to track the investment results, before fees and expenses of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Underlying ETF reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies. Except under extraordinary circumstances that may prompt an interim evaluation, the Underlying ETF composition is reviewed on an annual basis.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). FLEX Options are exchange-traded options contracts with uniquely customizable terms. Each FLEX Option that the Fund enters into references the applicable Underlying ETF and expires on the last day of the Outcome Period. The FLEX Options, however, have varying strike prices. The layering of these FLEX Options with varying strike prices provides the mechanism for producing the Fund’s desired outcome.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Cap and Enhancement) distinguish it from other investment products and may make it an unsuitable some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see the section of this prospectus entitled “Investor Suitability.”

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style options (options that are exercisable only on the expiration date).

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the index, in case of an index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of an index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of an index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of an index call option) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions.

Traditional Options Contracts

Options contracts on an index give one party the right to receive or deliver cash value of the particular index, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Many options are exchange-traded and are available to investors with set or defined contract terms.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Enhancement Risk. During Outcome Periods in which the Underlying ETF increases in value, there can be no guarantee that the Fund will be successful in its strategy to provide enhancement of Underlying ETF returns. In the event an investor purchases Shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Shares, including any available Enhancement. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Cap. Even though the Fund’s returns, and any potential for the Enhancement, are based upon the performance of the Underlying ETF’s share price, the Fund will not experience any gains of the Underlying ETF or Enhancement in excess of the Cap. The Fund’s strategy seeks to provide the Outcomes if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Shares.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

FLEX Options Performance Risk. The Fund’s overall performance will be based upon the price returns of the Underlying ETF, subject to the Cap. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF, and the remaining time to until the FLEX Options expire. The value of the FLEX Options will likely not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). As such, the Fund’s NAV will likely not increase or decrease at the same rate as the Underlying ETF’s share price on a day-to-day basis. However, as a FLEX Option approaches its expiration date, its value can expected to increasingly correlate with the value of the Underlying ETF.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared. In a transaction involving such derivatives (“cleared derivatives”), the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver the Outcomes if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to achieve.

Underlying ETF Risk. Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETF, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein, such as Active Markets Risk, Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of owning an ETF also include the risks associated with the investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETF:

Equity Securities Risk. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETF has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETF’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response.

Consumer Services Sector Risk. Companies in the consumer services sector may be adversely affected by, among other things, changes in industry competition, consumers’ disposable income and consumer preference. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. The market prices of information technology securities may exhibit a greater degree of market risk and more frequent, sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices

Large Capitalization Companies Risk. The Underlying ETF invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETF, among others.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Cap Change Risk. The Cap is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Options or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Underlying ETF Caps and Cumulative Fund Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (as defined in “Purchase and Sale of Shares,”) Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Fluctuation of Net Asset Value Risk. The Fund’s Shares trade on the Exchange at their market price rather than their NAV. The market price may be at, above or below the Fund’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV.

Cash Transactions Risk. The Fund may effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemptions exclusively for in-kind securities. Because the Fund will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of Shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Non-Principal Risks

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Investor Suitability

An investment in Shares may be suitable for you if:

●	You fully understand the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

●	You are willing to be exposed to the downside performance of the Underlying ETF’s share price at a rate of 1% for each 1% that the Underlying ETF’s share price decreases.

●	You are willing to forgo any dividends paid on the equity securities included in the Underlying ETF.

●	You are willing to hold Shares for the duration of the Outcome Period or understand the risks of purchasing or selling Shares during the Outcome Period.

●

You believe that the Underlying ETF’s share price will increase over the term of the Outcome Period and you are willing to give up any appreciation of the Underlying ETF and available Enhancement in excess of the Cap.

●	You understand and accept that your potential return is limited by the Cap.

●	You can tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the downside fluctuations in the Underlying ETF.

●	You do not seek current income from your investment.

●	You understand and accept the risks associated with the Underlying ETF.

●	You are willing to assume counterparty risk with the OCC.

An investment in Shares may not be suitable for you if:

●	You do not fully understand the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

●	You seek an investment designed to provide a full return of principal at maturity.

●	You cannot tolerate exposure to the downside performance of the Underlying ETF’s share price at a rate of 1% for each 1% that the Underlying ETF’s share price decreases.

●	You prefer to receive the dividends paid on the equity securities included in the Underlying ETF.

●	You are unable or unwilling to hold the Shares for the duration of the Outcome Period or do not understand the risks of purchasing or selling Shares during the Outcome Period.

●

You seek an investment that participates in the full appreciation of the Underlying ETF or that has unlimited Enhancement potential, or you are unwilling to invest in Shares based on the Cap specified on the cover page hereof.

●	You cannot tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the downside fluctuations in the level of the Underlying ETF.

●	You seek current income from your investment.

●	You do not understand or accept the risks associated with the Underlying ETF.

●	You are unwilling to assume counterparty risk with the OCC.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 109 North Hale Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings and Daniel S. Hare serve as the Fund’s portfolio managers.

●

Robert T. Cummings, Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

●

Daniel S. Hare, Senior Trader & Risk Manager at Milliman. Mr. Hare has served in this role since 2016. From 2011 – 2016 he served as a Trader & Risk Manager at Milliman. Mr. Hare has more than 25 years of experience in capital markets. Prior to joining Milliman, he was employed by ABN Amro Bank, Societe Generale, Bear Stearns and Dean Witter. He has significant experience in foreign exchange options trading and has also worked as a market maker and portfolio manager.

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s statement of additional information. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the statement of additional information.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.__% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2021.

Manager of Managers Structure. The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to the Sub-Adviser or the Investment Sub-Advisory Agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or the Investment Sub-Advisory Agreement within 90 days of the change.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares, an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Therefore, there is a risk that the Fund will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a RIC. The Fund intends to treat FLEX Options referencing an index as “issued” by the securities underlying the index. This, in turn, would allow the Fund to count the FLEX Options as automatically diversified investments under the Code’s diversification requirements. This position is consistent with informal guidance from the IRS but has not been confirmed by published guidance or case law. If the FLEX Options are not treated as issued by the issuer of the securities underlying the index for diversification test purposes, there is a risk that the Fund could lose its RIC status.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0%) for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to Shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

The FLEX Options included in the Fund’s portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends and short-term capital gains dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

FLEX Options will be valued at a model-based price provided by the exchange on which the option is traded at the official close of that exchange’s trading date. If the exchange on which the option is traded is unable to provide a model price, FLEX Options prices will be provided by a backup provider. Otherwise, the value of a FLEX option will be determined by the Pricing Committee (as defined below) in accordance with the Valuation Procedures (as defined below).

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact the Trust’s pricing committee (the “Pricing Committee”). The Pricing Committee is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1).

Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

Innovator Growth-100 Triple Accelerated Return ETFTM – April

For more detailed information on the Fund, several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent Statement of Additional Information, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Statement of Additional Information and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the Securities and Exchange Commission (the “SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 109 North Hale Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information

Dated January 29, 2021

       Subject to Completion

INNOVATOR ETFs TRUST

Innovator Growth-100 Triple Accelerated Return ETFTM – April

Ticker symbol: ___

Statement of Additional Information
_______, 2021

109 North Hale Street
Wheaton, Illinois 60187
www.innovatoretfs.com

This Statement of Additional Information (“SAI”) describes shares of the Innovator Growth-100 Triple Accelerated Return ETFTM – April (the “Fund”), which is a series of Innovator ETFs Trust (the “Trust”). The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund’s distributor is Foreside Fund Services, LLC (“Foreside” or the “Distributor”).

This SAI supplements the information contained in the Fund’s Prospectus, dated _____, 2021, as they may be amended from time to time. This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A copy of the Fund’s most recent annual report, semi-annual report or the Prospectus for the Fund may be obtained, without charge, by writing the Adviser at the address listed above or by calling (800) 208-5212.

TABLE OF CONTENTS
	Page		Page
General Information	2	Trading and Brokerage	23
Exchange Listing and Trading	3	Capital Structure	23
Investment Restrictions and Policies	4	Creation and Redemption of Creation Unit Aggregations	25
Investment Strategies and Risks	6	Determining Offering Price and Net Asset Value	31
Disclosure of Portfolio Holdings Information	10	Distributions and Taxes	32
Management of the Trust	13	Performance Information	38
Investment Adviser and Other Service Providers	18	Proxy Voting Guidelines	A-1
Portfolio Managers	22

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on October 17, 2007. On August 11, 2017, the Trust changed its name from Academy Funds Trust to Innovator ETFs Trust. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of ___ separate series, representing separate portfolios of investments. This SAI relates solely to the Fund, which is classified as a “non-diversified company,” as such term is defined in the 1940 Act.

The shares of the Fund list and principally trade on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “authorized participants” (which are discussed in greater detail below) that have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.”

The Trust reserves the right to permit or require that creations and redemptions of Shares are effected fully or partially in-kind and reserves the right to permit or require the substitution of a portfolio of securities representing securities included in the Fund’s portfolio (“Deposit Securities”) in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit marked to the market value of the omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. For more information, please see the section entitled “Creation and Redemption of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (“SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

The Fund is a separate mutual fund, and each Share represents an equal proportionate interest in the Fund. All consideration received by the Trust for Shares and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses for existing shareholders, proxy solicitation materials and reports to shareholders, costs of custodial services charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific series of the Trust shall be payable solely out of the assets of that series. Expenses not attributable to a specific series are allocated across all of the series on the basis of relative net assets.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the “approximate value” of the Fund, as described in the section of the Prospectus entitled “Net Asset Value,” is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of the Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

There can be no assurance that the Fund will achieve its objective. The Fund’s investment objective and policies, and its associated risks, are discussed below and in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund and its policies is provided below.

Fundamental Investment Restrictions

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. All other investment policies or practices of the Fund are considered by the Trust to be non-fundamental and, accordingly, may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of: (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

The Fund shall not:

(1)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

(4)

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)	Purchase or sell commodities except to the extent permitted by applicable law.

(6)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)

Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will concentrate to approximately the same extent as the Underlying ETF concentrates in the securities of a particular industry or group of industries. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Notations Regarding the Fund’s Fundamental Investment Restrictions

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

(1)

The Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

(2)

The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

*     *     *

Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser/Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Portfolio Turnover

The Fund may have a portfolio turnover rate in excess of 100%. Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. Therefore, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from purchases and redemptions of Shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

INVESTMENT STRATEGIES AND RISKS

The following information relates to and supplements the description of the Fund’s investment strategies and risks that are contained in the Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors.

Borrowing and Leverage. The Fund may borrow money to the extent permitted by the 1940 Act. If the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk. The Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause the Fund, Adviser, Sub-Adviser or Distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund’s service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of the issuers of securities in which the Fund invests or the Fund’s third-party service providers (including the Fund’s transfer agent and custodian).

FLEX Options (principal investment). FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets and indices referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Certain Considerations Regarding Options. The FLEX Options in which the Fund invests will be options on an exchange-traded fund (“ETF” and a “Reference Asset”). As such, the value of the Fund’s FLEX Options will fluctuate with changes in the value of the securities held by the ETF, and thus the ETF’s share price. Options on ETFs give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the ETF’s share price upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Innovator are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

The puts and calls on the Reference Asset are cash-settled and the gain or loss depends on changes in the value of the ETF’s share price. When the Fund writes a call on the ETF, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the ETF’s share price upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the ETF’s share price and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on the ETF, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on the ETF, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the ETF’s share price upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an ETF, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the ETF’s share price and the exercise price times the multiplier if the closing level is less than the exercise price.

The value of an option, in general, will reflect, among other things, the current market value of the underlying investment, in the case of the Fund, the ETF, the time remaining until expiration (end of the Outcome Period), the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value.

Risks of Options on the Reference Assets. If the Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the level of the Reference Asset may subsequently change. If such a change causes the exercised option to fall out of the money, the Fund will be required to pay the difference between the closing Reference Asset value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Asset Coverage on Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options by investment companies, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Market Risk. Market risk is the risk that a particular security, or Shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of a Fund, the Adviser and a Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Short-Term Instruments and Temporary Investments (non-principal investment). The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Adviser, Sub-Adviser, Distributor, or any affiliated person of the Fund, Adviser, Sub-Adviser or Distributor.

The Fund is permitted to disclose portfolio holdings to selected third parties in advance of release to all shareholders and the general public, only when the Fund (or the Trust on behalf of the Fund): (1) has a legitimate business purpose for doing so; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; (3) the release of such information would not otherwise violate the anti-fraud provisions of the federal securities laws. Such disclosures may be made without a duty of confidentiality agreement, if the information is released to the public at or before the time the information is released to the third party.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following Business Day. Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Adviser, Sub-Adviser, Administrator and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Adviser, the Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures and considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters that may arise in connection with any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust will disclose the Fund’s complete schedule of the Fund’s portfolio holdings on Form N-PORT, which will be filed with the SEC on a monthly basis.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board. The Trust’s Trustees and principal officers are noted in the tables below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure. Each Trustee serves as a trustee of all the ETFs issued by Innovator ETFs Trust and Innovator ETFs Trust II (the “Innovator Fund Complex”).

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001-present), Chief Executive Officer (2019-present), President (2001 – 2019), Timothy Financial Counsel Inc.	__	None
Joe Stowell 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operating Officer, Woodman Valley Chapel (2015-present); Executive Vice President and Chief Operating Officer, English Language Institute/China (2007-2015)	__	Board of Advisors, Westmont College
Brian J. Wildman 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	President, Timothy Financial Counsel Inc. (2019-present); Executive Vice President, Consumer Banking (2016-2019), Chief Risk Officer (2013-2016), MB Financial Bank	__	Missionary Furlough Homes Inc. (2008 – present); MB Financial Bank (2003 – 2019)
Interested Trustee[1] and Officers
H. Bruce Bond 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017-present)	__	None
John W. Southard, Jr. 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017-present); Director and Co-Founder, T2 Capital Management, LLC (2010-present)	N/A	ETF Managers Group (2012-2018)
Kevin Gustafson 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1965	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2020

Chief Compliance Officer, Innovator Capital Management LLC (2019 – present); General Counsel, Innovator Capital Management LLC (2019 – Present); Chief Compliance Officer, General Counsel and Chief Risk Officer, Americas, Eastspring Investments, Inc.(2012 – 2019)

				N/A	None
1	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Board Leadership

The Board has overall responsibility for the oversight and management of the Fund. The Board has two standing committees (as described further below): an Audit Committee and a Nominating Committee. The Chairman of each Board committee is an Independent Trustee.

In order to streamline communication between the Adviser and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves until his or her successor is selected. Mr. Berg serves as the Lead Independent Trustee.

The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Fund. The Board has regular meetings throughout the year, and may hold special meetings if required before its next regular meeting. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board and reports its findings to the Board. The Board and each standing committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight. Mr. Stowell serves as the Chairman of the Nominating Committee and Mr. Wildman serves as the Chairman of the Audit Committee.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Fund. The Fund is subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser, or in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Fund and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of Fund activities and the risks related to those activities.

The Board has also appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Fund’s compliance program. Kevin Gustafson serves as CCO and Anti-Money Laundering Officer of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness. Further, some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

Trustees’ Qualifications.

The Nominating Committee selects and nominates persons for election or appointment by the Board as Independent Trustees. The Board has adopted the Nominating Committee Charter and Procedures, which provides the Nominating Committee with general criteria to guide the Committee’s choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Board. The foregoing discussion and the Trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the U.S. SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

H. Bruce Bond. Mr. Bond is the Chief Executive Officer of Innovator, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Mark Berg. As President and Founding Principal of Timothy Financial Counsel Inc., Mr. Berg’s primary role is the leadership and management of Timothy Financial Counsel Inc. He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since 1995. He holds a BA in Economics from Wheaton College and is a Certified Financial Planner™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader's Digest, and Kiplinger's and has been interviewed on NBC television.

Joe Stowell. Mr. Stowell is currently the COO of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi-campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President/COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York and Tokyo.

Brian J. Wildman. Mr. Wildman is the President of Timothy Financial Counsel Inc. From 2016 until 2019, Mr. Wildman served as Executive Vice President, Consumer Banking of MB Financial Bank. During that time, Mr. Wildman also served as a director of MB Financial Bank. From 2013 to 2016, Mr. Wildman was responsible for Risk Management and served as MB Financial Bank’s Chief Risk Officer. Prior to 2013, Mr. Wildman was responsible for the MB Financial Bank’s Wealth Management and Commercial Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman is a member of the Board of Trustees of Missionary Furlough Homes, Inc. Additionally, Mr. Wildman serves as the “audit committee financial expert” for the Board.

Share Ownership

The following table provides the dollar range of equity securities beneficially owned by the Board members on December 31, 2020.

Trustee	Aggregate Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex
H. Bruce Bond	None	[Over $100,000
Mark Berg	None	$50,001–$100,000
Joe Stowell	None	$10,001–$50,000
Brian J. Wildman	None	Over $100,000]

Trustee Compensation

Effective January 1, 2021, each Independent Trustee is paid a fixed annual retainer of $110,000 per year. The fixed annual retainer is allocated pro rata among each fund in the Innovator Fund Complex based on each fund’s assets under management.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund and by the Innovator Fund Complex to the Trustees for their services to the Fund for the fiscal year ending October 31, 2021. Only the Trustees of the Trust (the “Trustees”) who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Fund. The Trust has no retirement or pension plans. The Trust has no employees. Its officers are compensated by Innovator Capital Management, LLC.

Trustee	Estimated Compensation from the Fund	Estimated Compensation from the Innovator Fund Complex
H. Bruce Bond	None	None
Mark Berg	$____	$75,000
Joe Stowell	$____	$75,000
Brian J. Wildman	$____	$75,000

Board Committees

Audit Committee: The Trust’s Audit Committee consists of each of the Independent Trustees. The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the Independent Trustees.

Nominating Committee: The Trust’s Nominating Committee consists of each of the Independent Trustees. The Nominating Committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Innovator ETFs Trust, 109 North Hale Street, Wheaton, Illinois 60187. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the Independent Trustees.

Codes of Ethics

The Trust, Adviser, Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to the Adviser the proxy voting responsibilities for the Fund and has directed Innovator to vote proxies consistent with the Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Innovator through Egan Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Innovator through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Innovator with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by the Adviser in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at https://www.innovatoretfs.com, by calling (800) 208-5212 or by accessing the SEC’s website at https://www.sec.gov.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Innovator Capital Management, LLC, located at 109 North Hale Street, Wheaton, Illinois 60187, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. Substantially all of the interests of Innovator are owned by Messrs. H. Bruce Bond, John Wilder Southard, Jr. and Jeffrey Brown. Innovator is controlled by a Board of Managers which currently consists of Mr. Bond, Mr. Southard and Mr. Brown. Mr. Bond controls the Board of Managers by virtue of his majority ownership of Innovator. Mr. Southard owns in excess of twenty-five percent of Innovator and Mr. Brown owns a minority interest in Innovator. Innovator compensates all officers (including the chief compliance officer) and employees of Innovator who are affiliated with both Innovator and the Trust. Innovator is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Pursuant to an investment management agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), Innovator oversees the investment of the Fund’s assets by Milliman and is responsible for paying all expenses of the Funds, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. As compensation for the investment advisory services rendered under the Investment Management Agreement, the Fund has agreed to pay Innovator an annual management fee equal to 0.79% of its average daily net assets.

Sub-Adviser

Innovator and the Funds have retained Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, to serve as the Fund’s investment sub-adviser. Milliman was established in 1998, and also advises other investment companies, insurance companies, financial institutions, other pooled investment vehicles in addition to the Fund. The Sub-Adviser is a wholly owned subsidiary of Milliman, Inc.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Milliman manages the investment of the Fund’s assets. As compensation for the sub-advisory services rendered under the Investment Sub-Advisory Agreement, Innovator has agreed to pay Milliman an annual sub-advisory fee that is based upon the Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

Innovator and the Trust have received an exemptive order from the SEC on which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of the Shares pursuant to a distribution agreement (the “Distribution Agreement”). The Distributor continually distributes Shares on a best effort basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distribution Agreement is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser, or any stock exchange.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Fund Administrator

General Information. The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

Administration Agreement. Pursuant to the Fund Administration Servicing Agreement (“Administration Agreement”) with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by Innovator, subject to the supervision of the Board of Trustees. Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Custodian (as defined below); (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement. The Administrator, pursuant to a Fund Accounting Servicing Agreement (“Accounting Agreement”), also provides the Fund with accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Custodian and Adviser.

For the administrative and fund accounting services rendered to the Fund by the Administrator, the Administrator is paid an asset-based fee plus certain out-of-pocket expenses. Pursuant to the terms of the Investment Management Agreement, Innovator is responsible for paying for the services provided by the Administrator. The Fund does not directly pay the Administrator.

Custodian, Transfer Agent and Dividend Agent

U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund’s cash and securities. Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian receives a minimum annual fee of $1,000. The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Administrator, also acts as the Fund’s transfer and dividend agent.

Legal Counsel

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, IL 60603 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Trust. As such, they are responsible for auditing the Trust’s annual financial statements.

PORTFOLIO MANAGERS

Other Accounts Managed

The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of _____, 2020. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account.

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Robert T. Cummings	__ ($__ billion)	0 ($0)	0 ($0)
Daniel S. Hare	__ ($___ billion)	0 ($0)	0 ($0)

Description of Potential Material Conflicts of Interest

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Investment Management Agreement and Sub-Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Fund and that Innovator and Milliman seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Fund, Milliman determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time. Milliman uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Milliman generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Other than the general potential conflicts noted above, the portfolio managers are not subject to any other specific potential conflicts of interest.

Compensation

The portfolio managers are paid competitive salaries by Milliman. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities.

Investments in the Fund

As of _______, 2021, none of the portfolio managers beneficially owned any Shares.

TRADING AND BROKERAGE

The Adviser is responsible for the management of the Fund and has delegated trade execution responsibilities to the Sub-Adviser. The Sub-Adviser is responsible for selecting brokers and dealers to effect purchases or sales of securities for the accounts of the Fund. In selecting such brokers, the Sub-Adviser seeks best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these considerations is the Sub-Adviser’s evaluation of a broker’s efficiency in executing and clearing transactions; block trading capability (including a broker’s willingness to position securities); familiarity with the security; and financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.

The Sub-Adviser may also take into consideration the research, analytical, statistical and other information and services provided by the broker (such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information) and the availability of the brokerage firm’s analysts for consultation in allocating the Fund’s brokerage. While the Sub-Adviser believes these services have substantial value, they are considered supplemental to the Sub-Adviser’s own efforts in the performance of its duties under the Sub-Advisory Agreement and, to the extent these services are used, it will be on a limited basis. As permitted by the Sub-Advisory Agreement and in accordance with Section 28(e) of the 1934 Act, the Sub-Adviser may pay brokers higher brokerage commissions than might be available from other brokers if the Sub-Adviser determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided viewed in terms of either the particular transactions or the Sub-Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Other clients of the Sub-Adviser may therefore benefit from the availability of these services to the Sub-Adviser, and the Fund may benefit from services available to the Sub-Adviser as a result of similar transactions for the Sub-Adviser’s other clients. The Sub-Adviser does not make any attempt to allocate the specific costs to each account. The Sub-Adviser does receive analyst reports that do come as a benefit of ongoing maintenance of various brokerage relationships. These reports are received in connection with the Sub-Adviser’s soft dollar program.

CAPITAL STRUCTURE

The Trust currently has authorized and allocated to the Fund an unlimited number of shares of beneficial interest with no par value. The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Fund) into two or more classes. When issued in accordance with the Trust’s registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust’s shares are fully paid and non-assessable. Shares do not have preemptive rights.

All Shares of the Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional Share standing in the shareholder’s name on the books of the Trust. However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class. The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust’s shares may elect the entire Board. All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

Book Entry Only System. The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE MKT and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General. Except under limited circumstances, ETFs, such as the Fund, do not sell or redeem individual shares. Instead, financial entities known as “authorized participants” (which are discussed in greater detail below) that have contractual arrangements with the Fund or the Distributor purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An authorized participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold the Fund shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund shares for a basket of securities and other assets. The combination of the creation and redemption process with secondary market trading in Fund shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of Fund shares at or close to the NAV per share of the Fund.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units.

Custom Baskets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Rule 6c-11 of the 1940 Act requires ETFs (such as the Fund) to adopt and implement written policies and procedures that govern the construction of baskets and the process that will be used for the acceptance of baskets. These policies and procedures must cover the methodology that the ETF will use to construct baskets. The policies and procedures also detail when the ETF would use representative sampling of its portfolio to create its basket, and how the ETF would sample in those circumstances. The policies and procedures also detail how the ETF would replicate changes in the ETF’s portfolio holdings as a result of the rebalancing or reconstitution of the ETF’s underlying securities market index, if applicable. Rule 6c-11 also requires the policies and procedures to (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (ii) specify the titles or roles of the employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

Purchase and Issuance of Creation Units. The consideration for the purchase of a Creation Unit of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund shares (per Creation Unit) and the “Deposit Amount”—an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Instrument, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such Fund Deposit information is applicable in order to effect creations of Creation Units of the Fund until a new list is announced on the next Business Day.

Procedures for Creation of Creation Units. All orders to purchase shares of the Fund in Creation Units must be placed with the Transfer Agent by or through an Authorized Participant which is either: (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Continuous Net Settlement System of the NSCC, or (2) a DTC Participant, which, in either case, has signed a “Participant Agreement” with the Distributor. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Component.

Placement of Creation Orders. In order to purchase Creation Units of the Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by a Fund’s transfer agent in proper form no later than 3:00 p.m., Eastern Time, in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant, which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Instruments must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an American Depository Receipt (“ADR”) or similar domestic instrument, it may be delivered to the Custodian.

Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement. The custodian will monitor the movement of the underlying Deposit Instruments and/or cash and will instruct the movement of shares only upon validation that such instruments and/or cash have settled correctly.

Issuance of Creation Units. A Creation Unit will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105% which Innovator may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Fund reserves the absolute right to reject a creation order transmitted to it if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) the acceptance of the Fund Deposit would have certain adverse tax consequences; (v) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (vi) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, Innovator and/or any sub-advisor, have an adverse effect on the Fund or the rights of the Fund’s Beneficial Owners; or (vii) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Innovator, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $250, plus 0.05% of the value of the creation. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash in lieu of depositing one or more of the requisite Deposit Instruments, the Authorized Participant may be assessed a higher amount to cover the cost of purchasing the Deposit Instruments, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Instruments.

As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Instruments.

Redemption of Fund Shares in Creation Units. Beneficial Owners of Fund shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Unit will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of Deposit Instruments, as well as the estimated Cash Redemption Amount (as defined below) (if any) that will be applicable to redemptions for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such information is applicable in order to effect redemptions of Creation Units of the Fund until a new list is announced on the next Business Day.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $250, plus 0.05% of the value of the redemption. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. Investors will also bear the costs of transferring the Fund Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged an additional fee for such services.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Units of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by US Bank (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to US Bank; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 15 calendar days following tender of a Creation Unit.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by a Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Innovator may change from time to time, of the value of the missing shares.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets, if any.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

The NAV of the Fund’s Shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the, generally 4:00 p.m. E.S.T. (the “NAV Calculation Time”). NAV per Share is calculated by dividing the Fund’s net assets by the number of Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

DISTRIBUTIONS AND TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its Shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of Shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.   Dispositions of Shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carry-forward

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses incurred in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the RIC Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Portfolio Turnover

For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax adviser regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

To obtain the Fund’s most current performance information, please call (800) 208-5212 or visit the Fund’s website at www.innovatoretfs.com.

From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

EXHIBIT A

Egan-Jones Proxy Services
Standard Proxy Voting
Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•

When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.

•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years.

•	should not be the founder of the Company.

•	should not be a director of the Company serving in an ex officio capacity.

•	should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis.

•

should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•	should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

•

should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any person described above.

•

a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•

a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

B.	Board operating procedures

•	The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•

Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

•	The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•	Directors should have access to senior management through a designated liaison person.

•	The board should periodically review its own size, and determine the appropriate size.

C.	Requirements for individual directors

We recommend that:

•	The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•

The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.     Shareholder rights

•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•	“Greenmail” should be prohibited.

•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•	Directors should be elected annually.

•	The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc.

WITHHOLD votes from nominees who:

•	are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•	implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•	sit on more than five other public boards.

•	serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•	serve as CEOs and hold more than one outside public directorship.

•	serve as Chairmen of the Board and hold more than one outside public directorship.

•	sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•	sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable score on the Egan-Jones compensation rating model.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an “AGAINST” recommendation from Egan-Jones.

Board Accountability

Case-by-case basis for the following:

•	Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

•	A low board score, coupled with poor performance

•	Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent when the Company obtains a questionable score on the Egan-Jones director independence rating. AGAINST in all other cases.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•	Auditor obtains a questionable score on the Egan-Jones Auditor Rating Model which takes into account a number of factors including but not limited to:

Auditor rotation every seven years

Non-audit fees exceeding 50% of total fees

Significant and material disciplinary actions taken against the Company’s Auditor

•

Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-”greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-”greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•	0.5% ownership threshold
•

Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

•	We prefer no limit or caps on the number of shareowners in the nominations group

•	Loaned securities will count towards total
•	We prefer that all participants affirm that they intend to be “long term shareholders” of the company with at least 6 month ownership duration requirement
•	Proposals with no re-nominations restrictions are preferred

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds the maximum amount indicated by Egan-Jones model without any specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock, or equivalents, that does not exceed the maximum amount indicated by Egan-Jones model or are targeted for a specified legitimate purpose.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

FOR management proposals to authorize preferred stock in cases where the Company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

FOR management proposals to create “blank check preferred stock” in cases when the Company specifically states that the stock will not be used as a takeover defense.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self- dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives a poor Board or Compensation score. FOR otherwise.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation rating.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation Rating. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable score on the Egan-Jones Compensation Rating model, FOR otherwise.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher score in this rating. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•	are interested directors and sit on key board committees (Audit or Nominating committees)

•	are interested directors and the company does not have one or more of the following committees: Audit or Nominating.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding.

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non- fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•	such as those that exceed 3x of the cash severance or
•	if the cash severance multiple is greater than 2.99x or
•	contain tax gross-ups or
•	provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or
•	are triggered prior to completion of the transaction or
•	if the payouts are not contingent on the executive’s termination.

Miscellaneous Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent when the company obtains a questionable score on the Egan-Jones director independence rating. AGAINST in all other cases.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CASE-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. FOR this proposal in cases when Egan-Jones compensation rating model results in an ‘Against’ recommendation on ‘Say-on-Pay’ proposal. AGAINST this proposal in cases of when Egan-Jones compensation rating model results in a ‘For’ recommendation on ‘Say-on-Pay’ proposal.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to a company’s capital structure and charter/bylaws. These include, but are not limited to:

› the ability to re-classify a board;

› the exclusive right to set the number of directors;

› limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals on Social Issues

Energy and Environment

AGAINST shareholder proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report.

AGAINST shareholder proposals that requests that company develop and implement a comprehensive sustainable palm oil sourcing policy.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that requests the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

AGAINST shareholder proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

AGAINST shareholder proposals requesting that a company adopt GHG emissions reductions goals and issue a report by at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

AGAINST shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on electronic waste.

CASE-BY-CASE on shareholder proposals requesting a report on renewable energy adoption. FOR in cases when the Company receives a poor Board score, AGAINST otherwise.

CASE-BY-CASE on shareholder proposals requesting a report on distributed - scale clean electricity. FOR in cases when the Company receives a poor Board score, AGAINST otherwise.

FOR shareholder proposals requesting a report on climate change and business model.

AGAINST shareholder proposals requesting a report on nanomaterials.

FOR shareholder proposals requesting a report on antibiotics in livestock.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears Company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the Company has been unresponsive to shareholder relevant requests.

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

Animal Rights

AGAINST proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST proposals on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Human Resources Issues

AGAINST proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Innovator ETFs Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No.	Description

(a)	(1) Agreement and Declaration of Trust of Registrant, dated October 17, 2007 (1)

(2)	Certificate of Trust of Registrant, as filed with the State of Delaware on October 17, 2007 (2)

(3)	Certificate of Amendment to Certificate of Trust of Registrant, as filed with the State Delaware on August 11, 2017 (5)

(b)	By-Laws of the Registrant (3)

(c)	Not Applicable

(d)	(1) Investment Management Agreement by and between the Registrant, on behalf of the Fund, and Innovator Capital Management, LLC (9)

(2) Revised Schedule A to the Investment Management Agreement by and between the Registrant, on behalf of the Fund, and Innovator Capital Management, LLC (23)

(3) Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Milliman Financial Risk Management LLC (10)

(4) Revised Schedule A to the Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Milliman Financial Risk Management LLC (23)

(e)	(1) Form of Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC (6)

(2) Revised Exhibit A to the Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC (23)

(f)	Not Applicable

(g)	(1) Amended and Restated Custody Agreement by and between the Registrant and U.S. Bank National Association, dated May 13, 2019 (12)

(2) Amendment to the Amended and Restated Custody Agreement by and between the Registrant and U.S. Bank National Association, dated September 25, 2020 (18)

(3) Revised Exhibit B to the Custody Agreement by and between the Registrant and U.S. Bank National Association (23)

(h)	(1) Amended and Restated Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019 (13)

(2) Amendment to the Amended and Restated Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020 (19)

(3) Revised Exhibit A to the Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (23)

(4) Amended and Restated Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019 (14)

(5) Amendment to the Amended and Restated Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020 (20)

(6) Revised Exhibit A to the Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (23)

(7) Amended and Restated Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019 (15)

(8) Amendment to the Amended and Restated Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020 (21)

(9) Revised Exhibit A to the Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (23)

(10) Form of Authorized Participant Agreement (7)

(i)	Form of opinion and consent of Chapman and Cutler LLP (22)

(j)	Not Applicable

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	(1) Code of Ethics of Innovator ETFs Trust and Innovator ETFs Trust II (16)

(2) Code of Ethics of Innovator Capital management, LLC (17)

(3) Code of Ethics of Milliman Financial Risk Management LLC (11)

(4) Code of Ethics of Foreside Fund Services, LLC (8)

(q)	Power of Attorneys (4)

__________________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 19, 2007.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 19, 2007.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 19, 2007.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on September 8, 2017.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 13, 2017.

(10)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 12, 2018.

(11)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 12, 2018.

(12)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(13)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(14)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(15)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(16)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 28, 2020.

(17)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 28, 2020.

(18)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(19)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(20)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(21)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(22)	Filed herewith.

(23)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant's Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Innovator Capital Management, LLC, the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Innovator Capital Management, LLC is incorporated by reference to the Form ADV filed by Innovator Capital Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-110111).

Certain information pertaining to the business and other connections of Milliman Financial Risk Management LLC, the investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Milliman Financial Risk Management LLC is incorporated by reference to the Form ADV filed by Milliman Financial Risk Management LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-73056).

Item 32.	Principal Underwriter

(a)     Foreside Fund Services, LLC also acts as the distributor for the Registrant and the following investment companies: ABS Long/Short Strategies Fund; Absolute Shares Trust; AdvisorShares Trust; American Century ETF Trust; Amplify ETF Trust; Ark ETF Trust; Bluestone Community Development Fund (f/k/a The 504 Fund); Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust; Bridgeway Funds, Inc.; Brinker Capital Destinations Trust; Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series; Center Coast MLP & Infrastructure Fund; Center Coast MLP Focus Fund, Series of Investment Managers Series Trust; CornerCap Group of Funds; Davis Fundamental ETF Trust; Direxion Shares ETF Trust; Eaton Vance NextShares Trust; Eaton Vance NextShares Trust II; EIP Investment Trust; EntrepreneurShares Series Trust; Evanston Alternative Opportunities Fund; EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust); Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II); FEG Absolute Access Fund I LLC; Fiera Capital Series Trust; FlexShares Trust; Forum Funds; Forum Funds II; FQF Trust; Friess Small Cap Growth Fund, Series of Managed Portfolio Series; GraniteShares ETF Trust; Guinness Atkinson Funds; Infinity Core Alternative Fund; Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust); Ironwood Institutional Multi-Strategy Fund LLC; Ironwood Multi-Strategy Fund LLC; John Hancock Exchange-Traded Fund Trust; Manor Investment Funds; Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund; Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV; OSI ETF Trust; Morningstar Funds Trust; MProved Systematic Long-Short Fund, Series Portfolios Trust; MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust; MProved Systematic Multi-Strategy Fund, Series Portfolios Trust; NYSE® Pickens Oil ResponseTM ETF, Series of ETF Series Solutions; OSI ETF Trust; Pacific Global ETF Trust; Palmer Square Opportunistic Income Fund; Partners Group Private Income Opportunities, LLC; PENN Capital Funds Trust; Performance Trust Mutual Funds, Series of Trust for Professional Managers; Plan Investment Fund, Inc.; PMC Funds, Series of Trust for Professional Managers; Point Bridge GOP Stock Track ETF, Series of ETF Series Solutions; Quaker Investment Trust; Ranger Funds Investment Trust; Renaissance Capital Greenwich Funds; RMB Investors Trust (f/k/a Burnham Investors Trust); Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust; Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust; Salient MF Trust; SharesPost 100 Fund; Six Circles Trust; Sound Shore Fund, Inc.; Steben Alternative Investment Funds; Strategy Shares; Syntax ETF Trust; The Chartwell Funds; The Community Development Fund; The Relative Value Fund; Third Avenue Trust; Third Avenue Variable Series Trust; Tidal ETF Trust; TIFF Investment Program; Timothy Plan High Dividend Stock ETF, Series of the Timothy Plan; Timothy Plan US Large Cap Core ETF, Series of the Timothy Plan; Transamerica ETF Trust U.S. Global Investors Funds; Varient Alternative Income Fund; VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II; VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II; VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II; Vivaldi Opportunities Fund; West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund); Wintergreen Fund, Inc. and WisdomTree Trust.

(b)     The directors and executive officers of Foreside Fund Services, LLC, are as follows:

Name*	Position with Underwriter	Positions with Fund***
Richard J. Berthy	President, Treasurer and Manager	None
Mark A. Fairbanks	Vice President	None
Jennifer K. DiValerio**	Vice President	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Secretary	None

________________________

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is Three Canal Plaza, Suite 100, Portland, Maine 04101.
**	The principal business address for Ms. DiValerio is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

*** None of the directors or executive officers of Foreside Fund Services, LLC are employed by the Fund.

(c)     Not Applicable

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by U.S. Bank Fund Services, LLC and U.S. Bank, N.A., with the exception of those maintained by the Registrant's investment adviser, Innovator Capital Management, LLC, 109 North Hale Street, Wheaton, Illinois 60187.

U.S. Bank Fund Services, LLC and U.S. Bank, N.A. provide general administrative, accounting, portfolio valuation, and custodian services, respectively, to the Registrant, including the coordination and monitoring of any third-party service providers and maintain all such records relating to these services.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on January 29, 2021.

Innovator ETFs Trust

By:	/s/ H. Bruce Bond
H. Bruce Bond
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ H. Bruce Bond	Chief Executive Officer, President and Trustee	January 29, 2021
H. Bruce Bond

/s/ John Southard	Vice President, Treasurer and Principal Financial Accounting Officer	January 29, 2021
John Southard
Mark Berg*	) Trustee)
	)	By: /s/ H. Bruce Bond
Joe Stowell*	) Trustee)	H. Bruce Bond Attorney-In-Fact
	)	January 29, 2021

Brian J. Wildman*	) Trustee)
)

*

An original power of attorney authorizing H. Bruce Bond and John Southard to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(i)	Form of opinion and consent of Chapman and Cutler LLP